William Blair 4th Annual Emerging Growth Stock Conference October 5, 2010 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth, and ability to expand and utilize flexibility under our credit facility. For all
“forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and
Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and
8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.
FORWARD-LOOKING STATEMENTS

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Distressed consumer debt
purchasing
(95% of revenue)
•
Purchase and collection of
charged-off consumer
receivables (primarily credit
card)
•
Robust business model
emphasizing consumer
intelligence and operational
specialization
•
Invested ~$1.6B to acquire
receivables with a face value
of ~$48B since inception
•
Acquired ~29MM consumer
accounts since inception
Bankruptcy servicing
(5% of revenue)
•
Process secured consumer
bankruptcy accounts for
leading auto lenders and
other financial institutions
•
Proprietary software
dedicated to bankruptcy
servicing
•
Operational platform that
integrates lenders, trustees,
and consumers

WE OPERATE IN FIVE DIFFERENT SITES ACROSS THE U.S. AND INDIA

San Diego,
CA
•
Headquarters
•
Call center
site
St Cloud,
MN
•
Call center site
Arlington, TX
•
Bankruptcy servicing
Phoenix, AZ
Delhi, India
Defaulted consumer debt purchasing
Bankruptcy servicing business
•
Call center site
•
Call center site

Several competitors are now
known to have overpaid for
portfolios and are in financial
distress or have exited the
industry
Between 2005 and 2007, we
remained disciplined and avoided
high priced portfolios that did not
meet internal hurdle rates
In late 2005, we
established call
center in India
We believe it is the only
successful late-stage
collections platform in India,
at approximately 1/3 the cost
of our U.S. operations
We have maintained our
analytic leadership position,
and have strengthened it,
with novel models and
technologies
Conserved capital until
portfolio prices
decreased to a point
where we could achieve
consistent profitability
In 2008, we built and
implemented industry’s
first known ability-to-pay
(Capability) model
In 2009, we
ramped up
purchasing to take
advantage of the
favorable market
environment
WE ARE WELL POSITIONED TODAY BECAUSE OF KEY STRATEGIC
DECISIONS WE MADE OVER THE PAST FEW YEARS

In February 2010, we
entered into a new
$327.5 million
revolving credit facility
Subsequently increased
facility to $360.5 million and
added $50 million in a
private placement with
Prudential

2010 Q2 2009 Q2
Q2 YOY Growth
Variance
$156,789 $34,416
28%
$122,373
Collections
$96,231 $18,196 23% $78,035
Revenue
$90,458 $25,776 40% $64,682
Adjusted EBITDA*
$83,336  $1,303
2% $82,033 Purchases
$0.47 $0.19
68%
$0.28
EPS
($000s, except EPS and ratios)
THESE DECISIONS ARE THE DRIVERS BEHIND OUR STRONG Q2 RESULTS

* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.

Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210

ENCORE
CAPITAL GROUP

WE HAVE NEARLY DOUBLED COLLECTIONS OVER THE LAST FOUR YEARS 6 Quarterly gross collections ($ millions) $156.8 $122.4 $102.1 $93.6 $79.2

AND WE ARE INCREASING OUR OPERATING CASH FLOWS (ADJUSTED
EBITDA) AT A FASTER RATE THAN COLLECTIONS
Adjusted EBITDA* by quarter
($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.

$45.6
$46.1
$39.0
$43.5
$58.5
$53.0
$47.3
$49.3
$63.8
$64.7
$70.0
$66.1
$82.6
$90.5
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
55.1%
43.4%
29.7%
9.5%
2006-4Q
2007-1Q
2007-2Q
2007-3Q
2007-4Q
2008-1Q
2008-2Q
2008-3Q
2008-4Q
2009-1Q
2009-2Q
2009-3Q
2009-4Q
2010-1Q
2010-2Q

ENCORE
CAPITAL GROUP

A MAJOR CONTRIBUTOR TO THE IMPROVING CASH FLOW IS OUR LOWER COST STRUCTURE, DRIVEN BY EXPANSION INTO INDIA 8 Cost per dollar collected Overall Cost-to-Collect Sites’ Direct Cost-to-Collect

India
U.S.
2007
2008
2009
2010E

ENCORE
CAPITAL GROUP

OUR INDIA SITE NOW ACCOUNTS FOR NEARLY HALF OF OUR CALL CENTER COLLECTIONS 9 Collections from all call centers India contribution 10% 19% 30% 40% ($ millions) $126 $157 $186 ~$250

Full year purchases for 2008 and 2009; Estimate for 2010 ($ millions) WE ARE REINVESTING CASH BACK INTO THE BUSINESS THROUGH INCREASED PURCHASING VOLUMES $230.3 $300.0 $256.6 2008 2009 2010E 10

ERC
Debt
$757.3
$179.0
$891.9
$256.2
$1,062.5
$303.7
$1,160.0
$303.1
$1,279.8
$328.7
2006
2007
2008
2009
Q2 2010

ENCORE
CAPITAL GROUP

WE ARE GROWING THE COMPANY’S EMBEDDED VALUE AT A FASTER PACE THAN TOTAL DEBT 11 Annual Estimated Remaining Gross Collection (ERC) and Total Debt ($ millions, at end of period)

Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10

ENCORE
CAPITAL GROUP

AND WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE GIVEN OUR HISTORY

$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
Cumulative collections (initial expectation vs. actual)
($ millions, Jan 01 – June 10)
Actual cash
collections
Initial
projections

MARKET DYNAMICS HAVE INFLUENCED OUR APPROACH TO THE BUSINESS

Charge-offs
remain
elevated
Consumer
credit continues
to experience
losses at near
record levels
Supply more
closely
managed by
the issuers
Demand
increasing, albeit
slowly
Few players with
access to
significant
amounts of capital
Continued exit of
large players, but
others starting to
gain traction
Consumer
performance
remains predictable
Our models continue
to predict consumer
behavior with a high
degree of accuracy
Significant
regulatory and
legislative scrutiny
Both in our industry
and in the financial
services sector at
large

DESPITE THE MACROECONOMIC HEADWINDS, OUR CONSUMERS’ PAYMENT
BEHAVIOR AND OUR PERFORMANCE REMAIN CONSISTENT

Metric Recent trend
•
Payer rates
•
Slightly upward
•
Average payment size
•
Stable
•
Single vs. multi-payers
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Upward trend

2008
2009
2010
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

ENCORE
CAPITAL GROUP

AND OUR OVERALL PAYER RATES HAVE IMPROVED 15 Overall payer rate for all active inventory

WE ARE POSITIONED TO RESPOND TO THE CHANGING REGULATORY
ENVIRONMENT

Technology
Proprietary software platforms allow the company to make
changes as new regulations and laws emerge
Sophisticated software and analytics platforms ensure that
all data-driven activities are compliant
Data management
Expanded legal and quality assurance teams partner with training department to keep account managers abreast of changes
Training
Zero tolerance policy in place to address errors by account
managers
Self-discipline

OUR OPERATIONAL SUCCESS IS BASED UPON FOUR STRATEGIC PRIORITIES 17 ENCORE’S STRATEGIC PILLARS ANALYTIC STRENGTH COST LEADERSHIP CONSUMER INTELLIGENCE PRINCIPLED INTENT

Ability to pay (Capability)
Does the debtor have the ability?

ENCORE
CAPITAL GROUP

Strong partnership
opportunities with willing
and able consumers
Our attempts to contact or
work with consumers are
typically
ignored,
and the legal
option becomes necessary
Hardship
strategies
Offer significant discounts
and plans that accommodate
many small payments
Remind consumers of their
obligation through legal
communications
Focus on payment plans and
opportunities to build longer
relationships with consumers
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
HIGH
HIGH
LOW
LOW
OUR ANALYTIC INSIGHT ALLOWS US TO MATCH OUR COLLECTION
APPROACH TO THE INDIVIDUAL CONSUMER’S PAYMENT BEHAVIOR

Core competency in understanding the
payer behavior of distressed consumers
Cross-channel
coordination
and optimization
Consumer
behavior
research
Market data
and insight
Portfolio
valuation
Pre-purchase
model
No effort
Legal
Outsourcing
Legal effort
model with
Capability
Call
Centers
Call effort
model with
Capability
Direct
Mail
Letter effort
model with
Capability
Collection
Agency
Outsourcing
Agency effort
model with
Capability
Collections operations that
optimize effort and profitability
OUR ANALYTIC REACH EXTENDS FROM PRE-PURCHASE THROUGHOUT OUR
ENTIRE OWNERSHIP PERIOD

Continuous feedback between
operations and valuation

100%
80%
60%
40%
20%
0%
-
1
2
3
4
5
6
7
8
9
10
Decile (Best = 1, Worst = 10)

ENCORE CAPITAL GROUP

Collections lift over deciles, comparing Encore’s ability-to-pay model against both competitor scores and random servicing strategies
Commercial score 1
Random
servicing
Commercial score 2
Encore
AND IS SUPERIOR TO WHAT CAN BE ACQUIRED COMMERCIALLY

SUMMARY

• Favorable supply and demand dynamics are driving a strong
purchasing year
• Strong performance is expected to continue
• Operational and financial leverage is increasing, largely due to our successful operating center in India
• Insights gained through rigorous analytics inform our strategy and allow for a closer partnership with consumers

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
APPENDIX:  RECONCILIATION OF ADJUSTED EBITDA

3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
GAAP net income, as reported 4,991      (1,515)    4,568      4,187      6,751      6,162      3,028      (2,095)    8,997      6,641      9,004      8,405      10,861    11,730
Interest expense 4,042      4,506      4,840      5,260      5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959      4,538      4,880
Contingent interest expense 3,235      888         -         -         -         -         -         -         -         -         -         -         -         -
Pay-off of future contingent interest -         11,733    -         -         -         -         -         -         -         -         -         -         -         -
Provision for income taxes 3,437      (1,031)    1,315      2,777      4,509      4,225      2,408      (1,442)    5,973      4,166      5,948      4,609      6,490      6,749
Depreciation and amortization 869         840         833         810         722         766         674         652         623         620         652         697         673         752
Amount applied to principal on receivable portfolios 28,259    29,452    26,114    29,498    40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384    58,265    64,901
Stock-based compensation expense 801         1,204      1,281      1,001      1,094      1,228      860         382         1,080      994         1,261      1,049      1,761      1,446
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488    52,997    47,250    49,262    63,797    64,682    70,023    66,103    82,588    90,458